UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

HEALTHIER CHOICES MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 N. 28th Way, #1

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 13, 2024, Healthier Choices Management Corp. (“HCMC” or the “Company”) completed the previously announced spin-off (the “Spin-Off”) of its subsidiary Healthy Choice Wellness Corp. (“HCWC”). The Spin-Off was completed by way of a pro rata distribution (the “Distribution”) on September 13, 2024 of all of the then-issued and outstanding Class A and Class B common stock of HCWC (the “HCWC shares”) to holders of record of HCMC’s common stock as of 5:00 p.m., New York City time on September 9, 2024, the record date for the Spin-Off (the “Record Date”).

As a result of the Distribution, which was effective as of 11:59 p.m. Eastern Time on September 13, 2024 (the “Effective Time”), HCWC is now an independent, publicly-traded company and the shares of the HCWC Class A common Stock are listed on the NYSE American Exchange under the symbol “HCWC.” Trading in HCWC shares commenced on NYSE American on September 16, 2024. For each 208,632 shares of HCMC common stock held as of the Record Date, a HCMC stockholder received one share of HCWC Class A common stock and three shares of HCWC Class B common stock.

In connection with the Spin-Off, the Company entered into certain agreements with HCWC, including each of the following:

●	a Separation and Distribution Agreement;
●	a Tax Matters Agreement;
●	an Employee Matters Agreement; and
●	a limited duration Transition Services Agreement.

Summaries of certain terms of these agreements can be found in the section entitled “The Spin-Off” in HCWC’s effective registration statement on Form S-1 (Registration No. 333-275209) (as amended, the “Form S-1”) initially filed by HCWC with the Securities and Exchange Commission (“SEC”) on October 27, 2023, and are incorporated herein by reference. Such summaries are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, Tax Matters Agreement, Employee Matters Agreement and Transition Services Agreement, copies of which are attached as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 is incorporated herein by reference.

The Registration Statement on Form S-1 relating to the Spin-off was declared effective on September 12, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
2.1	Form of Amended and Restated Separation and Distribution Agreement between Healthier Choices Management Corp. and Healthy Choice Wellness Corp. (incorporated by reference to Exhibit 2.1 to the Report on Form S-1 filed by Healthy Choice Wellness Corp. on September 19, 2024)
10.1	Form of Tax Matters Agreement between Healthier Choices Management Corp. and Healthy Choice Wellness Corp. (incorporated by reference to Exhibit 10.2 to the Report on Form S-1 filed by Healthy Choice Wellness Corp. on December 21, 2023 (the “HCWC Form S-1”))
10.2	Form of Employee Matters Agreement between Healthier Choices Management Corp. and Healthy Choice Wellness Corp. (incorporated by reference to Exhibit 10.3 to the HCWC Form S-1)
10.3	Form of Transition Services Agreement between Healthier Choices Management Corp. and Healthy Choice Wellness Corp. (incorporated by reference to Exhibit 10.8 to the HCWC Form S-1)
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

Date: September 19, 2024	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer